SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):        11/25/02


Residential Asset Mortgage Products, GMACM Mortgage PT Certs, Series 2002-J1 (Exact name of registrant as specified in its charter)


Delaware            333-42510            41-1955181
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


8400 Normandale Lake Blvd., Ste. 250
Minneapolis, MN                                     55437
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:
Item 5. Other Events

        On November 25, 2002 a scheduled distribution was made from the Trust to holders of the Certificates.  The Trustee has caused to be filed with
        the Commission, the Monthly Report dated         11/25/02
        The Monthly Report is filed pursuant to and in accordance with
        (1) numerous no-action letters (2) current Commission policy in the area.





        A.   Monthly Report Information
             See Exhibit No.1


        B.   Have and deficiencies occurred?  NO.
                    Date:
                    Amount:

        C.   Item 1: Legal Proceedings:  NONE

        D.   Item 2: Changes in Securities:   NONE

        E.   Item 4: Submission of Matters to a Vote of
             Certificateholders:  NONE

        F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
        Exhibit No.

   1.)      Monthly Distribution Report D        11/25/02


GMACM Mortgage Pass-Through Certificates
  Series 2002-J1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:     November 25, 2002

DISTRIBUTION SUMMARY

        Original	 Beginning              Principal
 Class	Balance		 Balance               Distribution

A-1	7,633,847.00	2,595,023.58	815,248.36
A-2	62,081,507.00	58,932,243.27	509,530.08
A-3	62,081,507.00	58,932,243.27	0.00
A-4	65,125,404.00	65,125,404.00	0.00
A-5	39,075,242.00	39,075,242.00	0.00
A-6	47,800,000.00	47,800,000.00	0.00
A-7	886,000.00	886,000.00	0.00
A-8	133,726,000.00	61,278,206.66	29,431,767.00
A-9	25,350,000.00	26,612,929.62	0.00
A-10	4,400,000.00	0.00	        0.00
PO	54,450.16	53,944.56	57.51
IO	397,747,827.04	313,885,845.42	0.00
R-I	50.00	        0.00	        0.00
R-II	50.00	        0.00	        0.00
M-1	5,781,000.00	5,736,298.66	5,231.83
M-2	2,790,000.00	2,768,426.44	2,524.96
M-3	1,594,700.00	1,582,369.05	1,443.21
B-1	797,000.00	790,837.23	721.29
B-2	797,000.00	790,837.23	721.29
B-3	799,379.66	793,198.44	723.44

Totals	398,691,629.82	314,820,960.74	30,767,968.97





     Pass-Through Rate    Interest Distribution
A-1	5.25	        11,353.23
A-2	2.18	        110,628.92
A-3	6.32	        320,722.36
A-4	5.25	        284,923.64
A-5	5.65	        183,979.26
A-6	6.5	        258,916.67
A-7	6.5	        4,799.17
A-8	6.5	        331,923.62
A-9	6.5	        0.00
A-10	6.5	        0.00
PO	0	        0.00
IO	0.207227	54,204.78
R-I	6.5	        0.00
R-II	6.5	        0.00
M-1	6.5	        31,071.62
M-2	6.5	        14,995.64
M-3	6.5	        8,571.17
B-1	6.5	        4,283.70
B-2	6.5	        4,283.70
B-3	6.5	        4,296.49

Totals		        1,628,953.97






            Ending Balance
A-1	1,779,775.22
A-2	58,422,713.19
A-3	58,422,713.19
A-4	65,125,404.00
A-5	39,075,242.00
A-6	47,800,000.00
A-7	886,000.00
A-8	31,846,439.66
A-9	26,757,082.98
A-10	0.00
PO	53,887.05
IO	283,263,026.60
R-I	0.00
R-II	0.00
M-1	5,731,066.83
M-2	2,765,901.48
M-3	1,580,925.84
B-1	790,115.94
B-2	790,115.94
B-3	792,475.00

Totals	284,197,145.13








     AMOUNTS PER $1,000 UNIT

Class	Cusip	        Principal	Interest	Ending Cert.
		        Distribution	Distribution	Notional Balance

A-1	36185NNX4	106.7939092	1.487222388	233.1426366
A-2	36185NNY2	8.207437363	1.781994704	941.0646747
A-3	36185NNZ9	0	        5.166149783	941.0646747
A-4	36185NPA2	0	        4.375	        1000
A-5	36185NPB0	0	        4.708333333	1000
A-6	36185NPC8	0	        5.416666667	1000
A-7	36185NPD6	0	        5.416666667	1000
A-8	36185NPE4	220.0900872	2.48211731	238.1469547
A-9	36185NPF1	0	        0	        1055.506232
A-10	36185NPG9	0	        0	        0
PO	36185NPH7	1.056163457	0	        989.6582437
IO	36185NPJ3	0	        0.136279251	712.1673768
R-I	36185NPK0	0	        0	        0
R-II	36185NPL8	0	        0	        0
M-1	36185NPM6	0.905004218	5.374782518	991.3625376
M-2	36185NPN4	0.905004218	5.374782518	991.3625376
M-3	36185NPP9	0.905004218	5.374782518	991.3625376
B-1	36185NPQ7	0.905004218	5.374782518	991.3625376
B-2	36185NPR5	0.905004218	5.374782518	991.3625376
B-3	36185NPS3	0.905004161	5.374782178	991.3624748
Totals		        77.17234742	4.085749106	712.8244585



Group 1
Cut-Off Date Balance	                                398,691,629.82
Beginning Aggregate Pool Stated Principal Balance	314,820,960.74
Ending Aggregate Pool Stated Principal Balance	        284,197,145.11
Beginning Aggregate Certificate Stated Principal Bal    314,820,960.74
Ending Aggregate Certificate Stated Principal Balance	284,197,145.13
Beginning Aggregate Loan Count	                        778
Loans Paid Off or Otherwise Removed Pursuant to PSA	72
Ending Aggregate Loan Count	                        706
Beginning Weighted Average Loan  Rate (WAC)	        7.01%
Ending Weighted Average Loan Rate (WAC)	                7.01%
Beginning Net Weighted Average Loan Rate	        6.76%
Ending Net Weighted Average Loan Rate	                6.76%
Weighted Average Maturity (WAM) (Months)	        346
Servicer Advances	                                0
Aggregate Pool Prepayment	                        30,336,676.13
Pool Prepayment Rate	                                70.3907 CPR

Certificate Information
Group 1
Senior Percentage	                96.04%
Senior Prepayment Percentage	        100.00%
Subordinate Percentage	                3.96%
Subordinate Prepayment Percentage	0.00%


Prepayment Compensation
Total Gross Prepayment Interest Shortfall	21,560.08
Compensation for Gross PPIS from Servicing Fees	21,560.08
Other Gross PPIS Compensation	                0
Total Net PPIS (Non-Supported PPIS)	        0

Master Servicing Fees Paid				112,146.86
Insurance Premium(s) Paid				0
Total Fees                 				112,146.86


	Delinquency Information
Group 1

Delinquency	                30-59 Days	60-89 Days	90+ Days
Scheduled Principal Balance	3,361,890.16	1,513,210.46	647,790.05
Totals  5,522,890.67
                                30-59 	60-89   90+ Days Totals
Percentage of Total Pool Bal    1.18%	0.53%	0.23%	1.94%
Number of Loans	                9	4	1	14
Percentage of Total Loans	0.01	0.01	0.00	0.02

Foreclosure
Scheduled Principal Balance	0.00%	0.00%	0.00%	0.00%
Percentage of Total Pool Bal    0.00%	0.00%	0.00%	0.00%
Number of Loans          	0	0	0	0
Percentage of Total Loans	0.00%	0.00%	0.00%	0.00%

Bankruptcy
Scheduled Principal Balance	0.00%	0.00%	0.00%	0.00%
Percentage of Total Pool Bal	0.00%	0.00%	0.00%	0.00%
Number of Loans          	0	0	0	0
Percentage of Total Loans	0.00%	0.00%	0.00%	0.00%

REO
Scheduled Principal Balance	0.00%	0.00%	0.00%	0.00%
Percentage of Total Pool Bal    0.00%	0.00%	0.00%	0.00%
Number of Loans	                0	0	0	0
Percentage of Total Loans	0.00%	0.00%	0.00%	0.00%

Book Value of all REO Loans				0
Percentage of Total Pool Balance			0.00%
Current Realized Losses				        0
Additional Gains	(Recoveries)/Losses		0
Total Realized Losses			        	0.00%


Subordination/Credit	Enhancement Information

Protection			      Original	Current
Bankruptcy Loss			        0	0
Bankruptcy Percentage			0.00%	0.00%
Credit/Fraud Loss			0	7,973,832.60
Credit/Fraud Loss Percentage		0.00%	2.81%
Special Hazard Loss			0.00%	0.00%
Special Hazard Loss Percentage		0.00%	0.00

Credit Support	        Original	Current
Class A	                386,132,550.16	271,746,544.10
Class A Percentage	96.85%   	95.62%
Class M-1	        5,781,000.00	5,731,066.83
Class M-1 Percentage	1.45%	        2.02%
Class M-2	        2,790,000.00	2,765,901.48
Class M-2 Percentage	0.70%	        0.97%
Class M-3	        1,594,700.00	1,580,925.84
Class M-3 Percentage	0.40%	        0.56%
Class B-1	        797,000.00	790,115.94
Class B-1 Percentage	0.20%	        0.28%
Class B-2	        797,000.00	790,115.94
Class B-2 Percentage	0.20%	        0.28%
Class B-3	        799,379.66	792,475.00
Class B-3 Percentage	0.20%	        0.28%






        SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GMACM Mortgage Pass-Through Certificates
  Series 2002-J1


                        By: /s/ Keith Richardson
                        Name:  Keith Richardson
                        Title:  Vice President
                        Bank One, NA